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                                     [LOGO]

                                                   CUSIP 922152 10 3
  ORGANIZED UNDER THE LAWS OF                   SEE REVERSE FOR CERTAIN
    THE STATE OF DELAWARE                             DEFINITIONS

THIS CERTIFIES THAT

IS THE REGISTERED HOLDER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, OF THE PAR VALUE OF $0.10
                                 PER SHARE, OF

                         VARI-LITE INTERNATIONAL, INC.

(HEREINAFTER REFERRED TO AS THE "CORPORATION"), TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED UNDER AND ARE SUBJECT TO ALL THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION AND BY-LAWS OF THE CORPORATION AND ALL AMENDMENTS THERETO, COPIES OF WHICH ARE ON FILE WITH THE TRANSFER AGENT, TO ALL OF WHICH THE HOLDER OF THIS CERTIFICATE ASSENTS BY ACCEPTANCE HEREOF. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT.
    IN WITNESS WHEREOF, THE CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS, AND THE FACSIMILE OF ITS CORPORATE SEAL.

DATED:

              Secretary              [SEAL]              President
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Countersigned:
                    ChaseMellon Shareholder Services, L.L.C.
                                                                 Transfer Agent,
By
                                                            Authorized Signature
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    The Corporation will furnish to any stockholder, upon request and without charge, a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights of each class of stock or series thereof. Any such request should be made to the Secretary of the Corporation at its principal place of business or to the Transfer Agent.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM  --as tenants in       UNIF GIFT MIN ACT --  ... Custodian
         common                 .......................... (Minor)
TEN ENT  --as tenants by the     under Uniform Gifts to Minors Act
         entireties             .......................... (State)
JT TEN   -- as joint tenants
         with right of
           survivorship and
           not as tenants in
           common

                                               PLEASE INSERT SOCIAL SECURITY
                                                          OR OTHER
                                               IDENTIFYING NUMBER OF ASSIGNEE
FOR VALUE RECEIVED,  .......... HEREBY SELLS,
ASSIGNS AND TRANSFERS UNTO
 ............................................
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF
                  ASSIGNEE

 .............................................
 ...................................... SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND
HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS
 .............................................
 ........ ATTORNEY TO TRANSFER THE SAID SHARES
ON THE BOOKS OF THE WITHIN-NAMED CORPORATION
WITH FULL POWER OF SUBSTITUTION IN THE
PREMISES.

Dated,  ...........................
                                     ...................................
                                                 (SIGNATURE)

                NOTICE:
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                                     ASSIGN ............................
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        MENT MUST CORRESPOND
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                                     (SIGNATURE)NAME(S) AS WRITTEN UPON
                                                                  THE-->
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        FACE OF THE CERTIFICATE
        WITHOUT ALTERATION OR
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                                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                     ELIGIBLE GUARANTOR INSTITUTION
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        WHATEVER.
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                                     (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                     ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
                                     IN AN APPROVED SIGNATURE GUARANTEE PROGRAM),
                                     PURSUANT TO S.E.C. RULE 17Ad-15.
                                     SIGNATURE(S) GUARANTEED BY:
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